UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 24, 2008

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results from Operations and Financial Condition

On January 24, 2008, Tempur-Pedic International Inc. (“the Company”) issued a press release to announce its financial results for the fourth quarter, ended December 31, 2007, and the full year, ended December 31, 2007. The Company also provided an update on its existing share repurchase program, and issued full year 2008 guidance for net sales and earnings per share. A copy of this press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure

The information furnished under Item 2.02 of this Form 8-K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit                                 Description
99.1                       Press Release dated January 24, 2008 titled “Tempur-Pedic Reports Fourth Quarter and Full Year Earnings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2008
Tempur-Pedic International Inc.

	By:	/s/ H. Thomas Bryant
Name: H. Thomas Bryant
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 24, 2008, entitled “Tempur-Pedic Reports Fourth Quarter Earnings”